Exhibit 10.3

REVOLVING CREDIT PROMlSSORY NOTE $(US) 1,000,000.00 July ...2fL, 2022 Por value received, after date, witbotLt grace a.ud in the maimer, on the dates and in the amounts herein stipulated, the undersigned, VALUE EXCHANGE INTERNATIONAL; INC. ("Maker"), promises to pay to AMERJCAN PAClF[C BANCORP, fNC. ("Payee"), a Tex.as banking corporation, or order1 in lawful mouey of the United States of America, al 1400 Broad field Blvd., Suite J 00, Houston, Harris County, Texas, or at such other pJace designated u1 wtiting by Payee, or other holder hereof: (a) The cumulative Advances advanced hereunder with a maximum outstanding principal balauce 11t any Otle time not to exceed tl1e principal sum of (US) ONE MILLION AND NO/100 DOLLARS ($(US) 1,000,000.00), as said Advances at·e reflected by uotations on the schedule herefor, in lawful money of the Un.ited States of America, which shall be due and payable in full on July 26 , 2024 (the "Maturity Date"); ulong with (b) Tntereslon fueunpaidprincipal balaucc attheta!tiofElGHT ANDNO/100(8.00%) percent per an1lt1m, and, interest shal I be due and payable quarterly as il accrues 011 the outstallding balance of principal from time to time, with the first installment of accrued interest to be due and payable on September 30, 2022, and like installments of interest shall become due and payable on the last day of' each consecutive third (3rd) calendar month the!'eaftcr \JDlil the Maturity Date, at which time all accrued and w1paid luterest sllall be due and payable i.u full; Lnt·erest shall accrue on a basis of 1;1ctual days over a 360 day year unless such, calculation would result in a usurious rate, in which case interest will be calcuiated 011 the basis of actual days over a year of 365 or 366 days, as the case may be. All past due principal and Ol' interest shall, at the option. of Payee, bear interest from maturity until paid at the lesser of (a) tbe maximum lawfol rale of interest permitted by applicable usury laws (the 11MaximumRate"), (b) eighteen percent ( I 8%)per annum. All scheduled payments as made shall be applied first to the interest then accrued, and the balance, ifauy, to the principal. The unpaid principal balance owing on this Note at any lime may be evidenced by endorsements OJI this Note or by Payee's internal records, iucluding daily computer system output or reports. This Note may be pi-epaid at auy t•ime, and from lime to time, in whole or in pa1·t, without penally Ot' premium. Any prepayment shall be applied in any order at Payee's discretion as among any tben w1paid collections costs or charges for which Maker is liable ( either hereunder or under the terms of any document securing the payment hereof), accrued but unpaid interest hereof, or the principal hereof. !'7OTWITHSTANDINGTHEPAYMENTSCIIEDOLESPECIF1ED ABOVE,PAYEEMAY, ONDEMAND,ACCELERATETHEUNPAIDBALANCEDUEANDOWING ONTHISNOTE,AT PAYEE'S SOLE DISCRETION, BY THE GIVING OF WRJTTEN NOTlCE TO MAimR, WITH SUCH NOTICE BEING DEEMED TO HA VE BEEN GIVEN WHEN SAME IS DEPOSITED 1N A REGULARLY MAINTAINED RECEPTACLE OF THE ONlTED STATES POSTAL SERVICE, POSTAGE PREPAID, CERTIFfED OR REGISTERED lVIAlL, RETURN'RECEIPTREQUESTED, .11'1022\AMERP ACIFTC\V ALUEEXCHANGE.\g22308Note.wpd INITI/\LfOR IOl!lftlflC,\1lON NOTll ADDRESSED TO MAICER AT THE LAST ADDlmSS SllOWN. lJY THE RECORDS OF PA YEE:. MAl.CElt lJNDERS'fANDS THAT PAYEE'S RIGHT TO ACCELERATE THIS NOTE MAY DE, EXERCISED FOR.PAYEE'S OWN COMMERCIAL PURPOSES UNRELATED TO MAlillR'S ABILITY 'I'O PAY 1'1::1.E D,\LANCE OFTlUS Norn OR FUTURE ABILITY TO PERFORM UNDERTHISNOTE, UPONSAIDDEM'..AND► NIAKERSSHA.LLlIAVENORIGliTTOREQUEST FUTURE ADVANCll:S UNDER TllIS NOTE REGARDLESS OF ANY AVAlLABLE OR UNFUNDED DA LANCE UNDER TlilS NOTE, THIS NOTE SHALL BE PAYABLE IN FULL ON THE MATURITY DAT~. ON 'fHB MATURITYDATB1MAJ(BRMUSTRBPAYTHEENTlREU1'1PAlDPRJNCIPALBALANCBANDALL ACCRUED INTEREST ON THIS NOTE THEN DUB AND P'A YA BLE, PAY BE SHALL BE UNDBRNO OBLIGATION TO lIBFINhtfCB THIS NOTE AT THAT TIME. MAKER Sl!ALL THEREFORE.BE RBQUJRED TO MAI<E_FAYMENT OUT Ol1 OT.!IB.R ASSETS MAKER MAY OWN, OR, MAl<BR y SHALL HAVE 1'0 FIND A LBNDER WILLING TO LEND MAKER SUCH AMOUNTS -,lc'p, ~ Ptl!BV/tftwitm1!nRIHJ1.'tl;;'tt'!8,Wfite!lt!IL'e\'OO@@Ht:!t!5'.fffl:s\l!lbi meitl"fl:1tthllTH811t'fMJ!8f/.\ ltil}llij OU JIIHO HOH: 7w Subject to all tho ten\1s mid conditions he1·eof, nnd so long as Make1• is not in defa11lt ltel'eunder or under the Loan Agreement of even date by and ~et\vee11 Maker 1111d Pnyee, or under a11y agi·eciuci1t or other .security doc11me1ils glven as security for the J)ayme11t of this Note, Maker shnlI bave the right lo bo1TOW, l'O.P!IY and 1•ebo1·1·ow, at any time e1td :from litne to ti Ille (l>1fo1· to the mahnily date of or !he acceleretloLt of the mntudfy of tbis Nole, regardless of how said llllllol'ity occurs), any amount so long as the pl'inclpaJ halnuce of the Note does uot. by tllat Advance, exceed the pl'iucipalsum of$(US) ! ,000,000,00, ot a1cy one fonc outsta11dii% such loans to he cvide11ccd by this Revolviug Credit P1·01uisso1•y Note, Requ~ts for one 01· mo1•eadva11ces hereu11der (tbe "Advm1ces") shall be 11111de by wl'lttet1 req_uesl sig11e4 by Maker 01'Maker's nuthorized .rep1·esent11tive, Bnch bofrowlng shall be made mi a busi.11ess dny of the Payee, All payments of pdnclpal with respect to such loans sl111ll be-evide1wcd by notations mude by P11yee on a solledu le fox this Revolving CreditPromissory Note, and replacements therefor, sucJ1 scl1cdule lo set forth !he date and aulount of each of the Advances nnd payments ofprinclpol on thisRevolvi11gC1·edlt Pl'ol\li~o1yNote. The aggt'Cgate nu paid amount of !01111s set forth on the schedule and retllncements therefor, shatl be rebuttably presumptive evidence of l11e prlnclpnl 1111\0\lUt owing 1111d ,11.1paid on this llcvolvlug Cre4Jt Promi:isory Note, and u_o separate 1.1romisso1·y tlote or other wrlti 11g need be execmted by M11ker to evcde11co the obligations of Maker lo ))II)' the AdvnilCCS., From time to fhne, Maker wlll 1nnke payments 011 the principal of this Note so that 1.10 1\lore tl\au $(US)! 1000,000,00 of principal shall eve1· be oulslanditlg 111 a11y one time. Makel' oovennnts ond ogrees to nss11me liabiliLy to1· and to vroteet, indemnify mld save t:he Paye<> harmless fi·om,al\y and all liobillties, oblig111ions, damnge..~, pe11oltics, clalills, ca11ses of 11ctlo11, costs, charges and expe11ses, iuclu<ling attorneys'. fees and exl)enses of employees, whioh mny be impose<l1 li1c111·red by or asserted against lhe Payee by reasoo of any loss, da.muge 01· chum howsoever arishig or l11cllt1-ed because of or out of or Lil co1mection with (i) ally 11cllo11 of the Payee 1;>11rs11a11t to requests for advances ,mdel' this Revolving Q·edit Prom.issmy Note, (ii) the trnnsfer of l\mds l)lll'Sllant to such, or (Iii) the P11yee\s ho1101•iog Ol' failhtg 1o hono1· any requests fo1• any 1-easOJl or 110 reason wh~lsoevel'. Payee ls entitled lo toly upon aud act upo11 l'eqnests made or purportedly mnde by any oflhe officers ot employees ofMakei·, ~ud Makel' shnll be unconditlonally and absolt1tely estop1ied frolll denying (i) the authen!leily and validity of ar1y such (ransnction so noted upon 'by Payee O1tee tho :Payee hus nclva11ced fouds uJ1del' this Revolving C1-edit Pro1nlsso1y Note at1cl has deposited or 1r1111sf~Ted such fimds I\S requested in a11y such req\lest, iind (li) Makei"s liability and responsibility the1-cfor. JNoii\AMJ.llU'AClJIIC\VALU81!:XC!IANGB\g'22308Notc.wp,I 2 lloltrlAt.FOll .lDllNTl~ICA'lic\N IIOTII If payment of pl'incipal 01· interest ou this Note shat I become due on a Saturday, Sunday or public holiday as defined under the laws oftbe State of Texas, such payment shall be made on tbe next succeeding business day and such extension of time shall in such case be included in computing intel'est ill coimection with such payment. A11y check, draft, money orderorother instrnment given in payment of all oraoy portion hereof may be accepted by the holder hereof and handled in collection in the customary manner, but Lhesame shall not constitute payment hereunder or djminjsh auy l'ights of the holder hereof except to the extent that actual cash pl'oceeds of such iustn1111ent are unconditionally received by the holder and applied to this Note in the manner herein provided. Maker agrees not to send Payee _payments marked 11paid in foll", "wilbo'ut recourse", or similar language. If Maker sends such a payment, Payee may accept lt without losing any of Payee's rights under tbis Note, and Maker shall remain obligated to pay a11y furthe1· a111ou11t owed to Payee. All written communications concerning disputed amounts from Maker, i nduding a11y check or other payment instrument that iud.icates that the payment constitutes "payment in fi.11111 of the amount owed or that is tendered with other conditions or limitations or as fuU satisfaction of a disputed amount shall be mailed or deHvered to Payee at the following address: 1400 Broad field Blvd., Suite J 00, Houston, Texas 77084, h1 the eveat any check used to make a payment to Payee is dishono1,ed for any reason, Maker shall pay lo Payee, in addition to an.y otl1er amounts to which Payee may be entitled heret111der, a reasonable processing fee of $30.00 (or the maximum amount provided from time to time in Section 3.506.(b) of the Texas Business and Commerce Code as it may be amended). This processing fee should be paid once with respect to each disho11or of a check. It is furtber agreed that the imposition of any such processing fee shall in no way prejudice or limit Payee's rights or remedies agai.J.lst Maker uuder this Note 01· auy of the loao documents or any other instrument securing or executed in connection with this Note. Payments received by Payee iu Payee's banking offices afte1· 2:00 p.m. local time fol' ptu·poses of posting of payments sball be considered as received on the next succeeding business day of Payee (excluding Saturdays, Sundays, and public holidays as defined under the laws of the State ofTexas). Payme11ts (and any applicable monthly interest rate adjustments) which are otherwise scl.teduled for tl1e 29'\ 30d1 or 31" day of any parti.culaJ' mo11th that does not have the t'egulatly scheduled day (e.g. - Febrnary, Apdl, June, September or November) shall instead be due and payable (and a11y applicable moutWy i11tcrest rate shall be adjusted) on the last day of that particular month. As ao alternative lo matured unpaid amounts accruing interest at the maximum legal rnte (or such lesser default rate as may be specified herein), in the event any installmeot shall become overdue for a period in excess of ten ( I 0) calendar doys, a late payment charge equal to a reasonable amount not to exceed five percent (5%) of the amount of each installment may be charged by the holder hereof for the purpose of defraying the expense incident to ha11dJiug such delinquent payments. This late charge sh011ld be paid only once, but promplly, as to each respective late payment. The provisions of this paragraph shall not limit Payee's right to compel prompt performance under this Note, or grant an option to Maker to make late payments and the charging of such late fee shall not waive any default under Lhis Note. Jt is especially agreed that if default be made in any oft11e payments of principaJ and/or interest due hereon 01· if there is a default in any of the covenants 01· provisions set fortl1 in the Lo1111 Agreement of even date by and between Maker and Payee, or in any Security Agreement, Secw·ity Agreement or olher security document given to secure the payment hereof, or should any maker, endorser or guarantor hereof die or become incompetent, or J'evoke, or dispute the validity of, or liability under this Note or any gu11ranty of the indebtedness evidenced by this Note, or become insolvent or commit any act of bankruptcy or make au assignment for the benefit of creditors or enter into ally type of creditor wol'kout, 01· authorize the filing or JN022\AMERP ACIFICW ALUEEXCHANGE\g22308Notc. wpd 3 ll'llTIJ\J, FOi\ IDBNl'lflJCATION NOT£ file a voluntai-y Petition in Bankruptcy or should a receiver of any of their properly be appointed, or should invohmtary bankruptcy proceedings be .filed or tlu·eatened against any of said parties, or should there occur commencement of foreclosm·e 01· forfeiture proceedings, wh.ethe1• by judicial proceeding, self~help, repossession or any other method, by any cl'editor of Maker or by any governmental agency against any collateral securing this Note, including a gam ishmentof auyofMaker's accounts, iuclt1ding depositaccounts, wit!J. Payee, theJ1, in any such event, at the option of the holde1· hereof, at any time thereafter, without notice, the unpaid principal of this Note and all acemed iute.l'estsball at once become due and payable and, atPayee's option, sbal I beat interest at the rate aforesaid from the date of sucl1 default or event Failure to exercise any Qf said options sh.all uot co11stitute a waiver on tl1e pllrt. oftbe holder hereof ofthe Jight to exercise tbe same at any other tiiue. It is further agreed tl1at if Payee seeks to enforce collection 011 this NoteoJ' to realiz.e 011-auy col lateral securing Ibis Note, including Payee's hiring an attorney, for the purposes ofbdngingsuit upon or establishing this debt in any 1i1a11J1er in any court, or fol' judicial or non-judicial foreclosure, then in auy of said events, Maker, any endorsers and guarantot·s hereof, promise to pay Payee's or other holdet''s reaso11able attorney's fees and costs of collection, including, but not limited to, pre-foreclosure expenses, environmental report fees, unpaid ad valorem lax.es, insurance premiums and appraisal fees, al.l ofwhicb sum.s shall become a part of the principal l1ereof. It is tho intention of the parties hereto to comply with applicable usury laws; accordingly, notwithstanding any provision to the contrary in thls Note, or in any of tbe documents secu1'ing the payment hereof or otherwise Jelaling hereto, in no event shall this Note or such documents require the payment or permit the collection of interest iu excess of the maximum amount pe11nitted l>y such laws. Jf any such excess of interest is contracted fol', charged or received under this Note or uuder the terms of the documents securing the payme11t hel'eof, or othenvtse relating hereto, or in the event the matut'ity of the indebtedness evidenced by this Note is accelerated in whole or in part, or in the event that all or any part of the principal ot i.ntere$t of U1i~ Note shall be prepaid, so tbat under any such c.ircumstances the amount of interest contracted fol', charged ot received under this Note or under any of the instruments securing the payment hereof or otherwise relating hereto, on the amm1nt of principal actua lly ontstanding from time to time under this.Note shall exceed tbe maxinmm amount of interest permitted by applicable usm·y laws, then in any such event, (a) the provisions of th.is paragraph shall go:vern and control, (b) any such excess which may have been collected shall, at final maturity of said indebtedness, either be applied as a credit against the then 1mpaid principal amount hereof or refunded to Maker, at _payee's option, and (c) upon sucl1 final maturity, the effective rate ofintetest shall automatically be reduced to the maxi.\num lawfol contract rate allowed under the a_ppticable usury laws. Witbout limiting tJ1eforegoiug, all calculations as to tbe rate of interest conlt'acted for, charged or received under this Note or under such other documents wWcb are made for the purposes of detennining wnether such rare exceeds the maxinnun lawful contract rate shall be made, to the extent permitted by applicable usury laws, by amortiziug, prorating, allocating and spreading, in equal parts, during the period of the full stated term of the loan evidenced hereby, all interest at any Lime COl1tracledfo1•, charged or received from Maker or otherwise by Payee in com1ectio11 with such indebtedness. NOTWlTHST ANDING any tenn or provision of this Note to the contrary, Maker confirms to Payee that neithel' Maket· nor its legal counsel, ifmly, is aware that this Note, ol' the transaction in conuectiou with which the Note was issued, fa or may beusu.rious in any respect. To induce Payee to make the loan evideu.ced by this Note, Maker agrees with and covenants to Payee that !fat any time Maker believes or discovers that any te11n or provision of this Note or any action taken by Payee in COllllection with this Note is or may 6e in violalion .of lhe usm-y laws or any other applicable law, Make1· will ium1edlately give notice to Payee specifying with p1mtcul·arity the nature and extent of any such potential violation of the nsury laws or any JNG22WvffiRPACJFIC\VALUEEXCHANGE\g22308Note.wpd 4 INITIAl. FOl\ lDl!Nl'lflCA'r(ON NOTB othel' appl icablc law, a11d afford to Payee a reasonable period (ofnot less than 60 days) within which to cure same. Maker agrees wlth and covenants to Payee that in uo iustauce will Maker make any claim, bi'ing any suit, _prosecute OI' otherwise asset't any cause of action, cla.im, co'\Jnterclairn, or defe11sc in respect of any violation of the usury laws or any other applicable law, u11less1 as a condition precedent theJ'eto, Maker has given to Payee such uolice and afforded to Payee such opportunity to cure as provided in this paragraph, This Note and the Maximum Rate ofnonusurious interest applicable to the loan evidenced hereby shall be governed by the laws of ,the Uni red States of America and the State of Texas in effect on the date of the loan evidenced hereby, and, lo the extent allowed by law, as now or as n1ay hereafter be in effecl. Unless changed in accordance with law, the applicable method of calculatiug the osury ceiliug rnte under Texas law shall be the weekly ceiliilgt'ate from time to time in effect, as prnvided for in Texas Fi11ance Code Sections 303.002, 303.003 and 303.009; provided however, !bat the ceiling rate provided for iu Texas Finance Code subsection 303.009(d) (which regulates certain open-end account credilagreemeuts) shaH not apply to the loan evidenced hereby. As further security for this Note, Maker grants to J>ayee a fast lien and contractual right of set~off in. and to all money and property of Maker now or at any time hereafter comfag within the custody or control of the Payee, including (without liruitatiou) al1 certificates of deposit and other accounts, whether .such certificates of dcposil and/or accounts have n1atw·ed or not, and whether the exetcise of s\1ch right of set-off results in loss ofinterest or otl1er penalty under the tcllllS of the certificate of deposit or account agreement. lt is farther agreed tllat the Payee shali have a first lieu on all deposits 110.d other sums al any time credited by or due from the Payee to Maker or a11y guarantor, as security for the payment of this Note, and Payee, at its option and whether before, upon or after acceleration ofthen.1a.la1'ity of this Note (howevef said maturity may be brought about) maywitboutnoticea11d without any liability, hold all or any part of auy sucb deposits or other Sllll1S until all amounts owing 011 this Note have been paid in full, and/or Payee may apply or set-off all or any part of any such deposits or other sums credited by or due from Payee to or against any sums due on this Note in any mallller and in any ordeJ 0fpreference which the PayeeJ in its sole discl'etion, choosei;, This includes all accounts Maker holds jointly with someone else and all accounts Maker may open in the n1ture. Tlte Maker, endorse1·s and guarantors hereof and all other· pe1·sons who are or may become liable for all or imy part of the obligations repr6$ented by this Note shall be considered ns pdllcipals as to the making of tli.is Note and shall have joint and several liability and the Maker, endorsers and guarantors hereof severally waive presentment for payment, protest, notice of protest, and of nonpayment, notices ofintention to accelerate the maturiLy and notice of acceleration, as to this Note and as lo each, every and all i11slalh11enls hereof, and consent to the 1'euewal or extension of the time of payment hereof and to the release of allot any part of the security described herein or auy person Jjable hereon upon the ,te1-n,s deemed by the holder hereof, in the holder's sole discretion, to be adequate. Any renewal or extension or release of any of such security or person may be made without notice to any of said parties and without affecting their liability. To the maximu1n extent permitted by applicable law, Maker hereby waives all l'ig11ts, l'etnedies, claims and defcuses based upou or related to Sections 51.003 and 51.-004 of the Texas Prnperty Code, to the extent the same pert.ail)s or may pertain to any enfol'cement of tl1is Note. Maker understands and agrees tha\ (i) Payee's document retention policy may involve the imaging of ex.ecuted loan documents aud other miscellaneous documents, papers, repo11s aud other correspondence, and the destruction ofthe paper originals, and (ii) the Maker hereby waives any right that Maker may have JNG22\AMERPACIVIC\VALUE8XCHANOE\g22308N6!e.wpd 5 lNITl/\1..fOI); IDBNl'IPICATlON NOTll to cJai111 that tlte imaged copies of the loan documents including this Note and other nti~cellatwous documents, papers and other correspo11dence related thereto are not originals. The payme11t of this Note is secured by a Security Agreement, covering ALL BUSll'fESS ASSETS OF V .ALUE EXCHANGE INTERNATlONAL, JNC. JNG22\AMERPACIF1CIV i\LUEE,'CCHANGE\g22308Note. \VJ)d 6 RNATIONAL, INC.